Restricted Cash	12 Months Ended
Dec. 31, 2012
Restricted Cash
Restricted Cash

3. Restricted Cash

        Restricted cash accounts were as follows as at December 31 (in thousands):

	2012	2011
Retention accounts	$2,821	$2,909
Restricted deposits	430	—

Total	$3,251	$2,909

        The Company was required to maintain cash of $2.8 million and $2.9 million as of December 31, 2012 and 2011, respectively, in retention bank accounts as collateral for the upcoming scheduled debt payments of its KEXIM and KEXIM-ABN Amro credit facilities.

        Furthermore, as of December 31, 2012, the Company recorded non-current restricted cash of $0.4 million in relation to one of its swaps following the sale of the Montreal, as based on its Bank Agreement, any sale proceeds should be applied towards the repayment of the respective loan outstanding as well as cash collateral of the outstanding swaps with the respective bank (prorated based on market values).